Exhibit 10.10

SUPPLEMENT NO. 1, dated as of December 10, 2012 (this “Supplement”), to the Second Lien Guaranty, dated as of September 30, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”), among TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.A.R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), the other Subsidiaries of Holdings from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (as used herein, as defined in the Guaranty referred to below).

A. Reference is made to the Indenture, dated as of November 30, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among Travelport LLC, a Delaware limited liability company (the “Borrower”), Intermediate Parent, TDS Intermediate Parent, the other guarantors from time to time party thereto, Wells Fargo Bank, National Association, as the “Trustee” (under and as defined therein), and Wells Fargo Bank, National Association, as the “Collateral Agent” (under and as defined therein).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

C. Section 4.14 of the Guaranty provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Guaranty by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Subsidiary Party under the Guaranty and as consideration for Notes previously issued.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guaranty, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor) under the Guaranty with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Security Agreement shall be deemed to include each New Subsidiary. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of each New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic image transmission (e.g. “PDF” or “TIF” via electronic mail) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 9. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent hereunder is subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Supplement, the terms of the Intercreditor Agreement shall govern and control.

IN WITNESS WHEREOF, each New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

GALILEO INTERNATIONAL TECHNOLOGY, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

GALILEO ASIA, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

GALILEO LATIN AMERICA, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT FINANCE MANAGEMENT LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT INVESTOR LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT SERVICES LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT HOLDINGS (UK) LIMITED

By:	/s/ Chris Tyson
	Name:	Chris Tyson
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President